Exhibit 99.1

News Release

Hi-Crush Partners LP Announces Adjournment of Special Unitholder Meeting to May 22, 2019

HOUSTON, April 10, 2019—Hi-Crush Partners LP (NYSE: HCLP), “Hi-Crush” or the “Partnership”, today announced that its general partner, Hi-Crush GP LLC, plans to adjourn the special unitholder meeting scheduled for April 11, 2019 once it convenes. The special meeting will be scheduled to reconvene at 9:00 a.m. local time on May 22, 2019, at 1330 Post Oak Blvd., Houston, Texas 77056.

The adjournment will allow unitholders additional time to cast their votes or submit their proxy on the proposals to approve the Plan of Conversion pursuant to which the Partnership would effect its proposed conversion from a Delaware limited partnership to a Delaware corporation (the “Conversion”), and approve the Hi-Crush Inc. Long Term Incentive Plan to be in effect following the consummation of the Conversion (the “LTIP Proposal”).

“We appreciate all of the unitholders who have cast their votes to-date and are pleased with the results so far, which is overwhelmingly in favor of the Conversion and the LTIP Proposal,” said Robert E. Rasmus, Chairman and Chief Executive Officer of Hi-Crush. “The adjournment of the special unitholder meeting allows more unitholders to exercise their vote, and remains in line with our plan to effect the Conversion by the end of the second quarter of 2019.”

Partnership unitholders who have not voted but wish to do so, or who have questions about the Conversion or the LTIP Proposal, should contact Georgeson, which is assisting the Partnership with the solicitation of proxies, by calling toll-free at 1-877-797-1153.

About Hi-Crush

Hi-Crush is a fully integrated, strategic provider of proppant and logistics solutions to the North American petroleum industry. We provide mine-to-wellsite logistics services that optimize proppant supply to customers in all major oil and gas basins in the United States, and own and operate multiple frac sand mining facilities and in-basin terminals. Our PropStream® service, offering both container- and silo-based wellsite delivery and storage systems, provides the highest level of flexibility, safety and efficiency in managing the full scope and value of the proppant supply chain. Visit HiCrush.com.

Forward-Looking Statements

Some of the information in this news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements give our current expectations, and contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “should,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “hope,” “plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” “likely,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush’s reports filed with the SEC, including those described under Item 1A of Hi-Crush’s Form 10-K for the year ended December 31, 2018 and any subsequently filed 10-Q. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward looking statements include: the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any pending litigation, claims or assessments, including unasserted claims; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; difficulty collecting receivables; statements regarding the Conversion; descriptions of our operations and anticipated future performance following the Conversion; and the risk that we may be unable to obtain unitholder approval for the Conversion or achieve expected benefits of the Conversion, or that it may take longer than expected to achieve those benefits. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush’s forward-looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Investor contact:

Caldwell Bailey, Lead Investor Relations Analyst

Marc Silverberg, ICR

ir@hicrush.com

(713) 980-6270